UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012
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GENIE ENERGY LTD.
(Exact name of registrant as specified in its charter)
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Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2012, Genie Energy Ltd. (the “Registrant”) posted an earnings release to the investor relations page of its website (www.genie.com) announcing its results of operations for its fiscal quarter ended September 30, 2012.  A copy of the earnings release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Press Release, dated November 13, 2012, reporting the results of operations for Genie Energy Ltd.’s fiscal quarter ended September 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               GENIE ENERGY LTD.

               By: /s/ Claude Pupkin
                      Name: Claude Pupkin
                      Title: Chief Executive Officer

Dated: November 13, 2012

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release, dated November 13, 2012, reporting the results of operations for Genie Energy Ltd.’s fiscal quarter ended September 30, 2012.

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